Exhibit 99.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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CARL BRAUN, derivatively on behalf of
ADVANCED BATTERY TECHNOLOGIES, INC.,

Index No. 11 Civ. 4383
Plaintiff,

v.

ZHIGUO FU, GUOHUA WAN, GUOPENG GAO,
HONGJUN SI, LIQUI BAI, JOHN MCFADDEN,
YULIN HAO, NING LI, SHAOQIN XIA,
SHIYAN YANG, COSIMO J. PATTI, and CHI
YUAN XUE,

Defendants,

and,

ADVANCED BATTERY TECHNOLOGIES,
INC.,

Nominal Defendant.
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NOTICE OF PENDENCY OF DERIVATIVE ACTION, PROPOSED SETTLEMENT OF DERIVATIVE ACTION, SETTLEMENT HEARING AND RIGHT TO APPEAR

TO:  ALL PRIOR OR CURRENT SHAREHOLDERS OF ADVANCED BATTERY TECHNOLOGIES, INC. (“ABAT” OR THE “COMPANY”) (“ABAT SECURITIES HOLDERS”).

YOU ARE HEREBY NOTIFIED, that the parties to the above-captioned stockholder derivative action (the “Braun Action”) have entered into an agreement to fully, finally and forever resolve the issues raised in the Braun Action and a related action pending in the Supreme Court of the State of New York, County of New York (the “State Court”), captioned Blumka v. Fu, et al., Index No. 651343/2011 (the “Blumka Action” and collectively with the Braun Action, unless otherwise indicated, the “Derivative Actions”). The terms of the proposed settlement of the Derivative Actions (the “Settlement”) are set forth in a Stipulation of Settlement dated August 8, 2013 (with the exhibits thereto, the “Stipulation”).

PLEASE BE FURTHER ADVISED, that on December 13, 2013, at 10:00 a.m., a hearing (the “Settlement Hearing”) will be held before the Honorable Colleen McMahon of the United States District Court for the Southern District of New York (the “Court”) at the United States District Court for the Southern District of New York, 500 Pearl Street, New York, NY 10007, Courtroom 14(C), to determine;  (i) whether the proposed Settlement of the Braun Action on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate and in the best interests of ABAT and ABAT shareholders, and should be approved by the Court; (ii) whether the application for attorneys’ fees and expenses by counsel for Plaintiff Carl Braun (“Plaintiff’s Counsel”) as well as any compensatory award for Plaintiff should be granted; and (iii) whether an Order and Final Judgment should be entered pursuant to the Stipulation, approving the proposed Settlement and dismissing the Braun Action.

Because the Derivative Actions are not “Class Actions,” no individual ABAT Securities Holders have the right to compensation as a result of the proposed Settlement described below.

PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY.  This Notice describes the rights you may have under the proposed Settlement of the Derivative Actions and the steps you may, but are not required to, take in relation to the Settlement.  If the Court approves the Settlement, the parties will ask the Court at the Settlement Hearing to enter an Order and Final Judgment dismissing the Braun Action with prejudice, and counsel for the Plaintiff in the Blumka Action will thereafter seek dismissal of the Blumka Action with prejudice.

THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT.  IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.  This Notice contains only a summary of the terms of the proposed Settlement.  For a more detailed statement of the Settlement, you should review a copy of the Stipulation.  A copy of the Stipulation is on file with the Clerk of the Court and may be reviewed at the office of the Clerk of the Court, United States District Court for the Southern District of New York during regular business hours.  You can also contact Plaintiff's counsel for a copy of the Stipulation.  Plaintiff's counsel can be contacted at:

LEVI & KORSINSKY, LLP
Shannon L. Hopkins
30 Broad Street, 24th Floor
New York, NY 10004

Background and Description of the Derivative Actions

The following provides the background of events leading up to the filing of the Derivative Actions and a description of the Derivative Actions.

On or about June 28, 2011, Plaintiff commenced the Braun action in the United States District Court for the Southern District of New York (the “Court”) on behalf of ABAT as Nominal Defendant and against the following ABAT directors: Zhiguo Fu, Guohua Wan, Guopeng Gao, Hongjun Si, Liqiu Bai (incorrectly identified in the complaint as Liqui Bai), John McFadden, Yulin Hao, Ning Li, Shaoqiu Xia (incorrectly identified in the complaint as Shaoqin Xia), Shiyan Yang, Cosimo J. Patti, and Chi Quan Xue (incorrectly identified in the complaint as Chi Yuan Xue) (collectively, the “Individual Defendants”).   The Complaint in the Braun Action generally alleges that the the Individual Defendants breached their fiduciary duties as directors of ABAT in connection with certain corporate transactions and the dissemination of certain public filings.

On or about May 18, 2011, the Blumka Action was filed in State Court on behalf of Nominal Defendant ABAT against the Individual Defendants (except Youlin Hao).  The Complaint in the Blumka Action contains similar allegations and claims as those asserted in the Braun Action.  Unless otherwise indicated, the Braun Action and the Blumka Action are collectively referred to herein as the “Derivative Actions,” the Plaintiff in this Action and the Plaintiff in the Blumka Action are collectively referred to herein as “Plaintiffs,” and the Plaintiff in the Blumka Action shall be included in the definition of “Parties” as described above.

Prior to the filing of the Derivative Actions, several purported class actions were filed in the Court against ABAT, Zhiguo Fu, Guohua Wan (collectively, the “ABAT Defendants”) and ABAT’s outside auditors (the “Auditor Defendants”) for alleged violations of the federal securities laws, which actions were consolidated under the caption In re Advanced Battery Technologies, Inc. Sec. Litig., 11 Civ. 2279 (the “Securities Actions”).  On August 29, 2012, the ABAT Defendants’ motion to dismiss the Securities Actions was denied.  Thereafter, the parties in the Securities Actions, except for the Auditor Defendants, entered into a Stipulation of Settlement dated April 24, 2013 (the “Class Stipulation”) pursuant to which the claims asserted in the Securities Actions against the ABAT Defendants will be dismissed with prejudice, subject to Court approval (the “Class Settlement”).  The Class Stipulation provides that ABAT, on behalf of all the ABAT Defendants, shall deposit or cause to be deposited, a cash settlement amount of $275,000 for the benefit of the members of the class.

On August 8, 2013, the Parties  in the Derivative Actions reached a comprehensive agreement in principle providing for the settlement of the Derivative Actions on the terms and conditions set forth in the Stipulation.  Thereafter, on October 21, 2013, the Court entered a scheduling order providing for, among other things, the scheduling of the Settlement Hearing; a stay of the Braun Action pending a hearing on the proposed Settlement; and a bar against the commencement or prosecution of any action by Plaintiff or any person derivatively on behalf of ABAT asserting any of the Settled Claims (as defined below) subject to the Settlement of the Derivative Actions.

Reasons for the Settlement

Each of the Individual Defendants and Nominal Defendant ABAT has denied, and continues to deny, all charges of wrongdoing or liability against them as related to the subject matters alleged in the Derivative Actions and believe they would have prevailed in moving to dismiss the Derivative Actions with prejudice and, in any event, would have prevailed on the merits.  The Individual Defendants and Nominal Defendant ABAT expressly maintain that they diligently and scrupulously have complied with any and all fiduciary duties and other legal obligations.  The Individual Defendants and Nominal Defendant ABAT also have denied and continue to deny, among other things, the allegations that Plaintiffs (or ABAT) have suffered damage or that Plaintiffs (or ABAT) were harmed by the conduct alleged in the Derivative Actions.  Nonetheless, the Individual Defendants and Nominal Defendant ABAT have determined that it is desirable and beneficial to ABAT and ABAT’s shareholders that the Derivative Actions be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.  The Individual Defendants and Nominal Defendant ABAT have taken into account the burden, expense, inconvenience, distraction, delay, uncertainty and risks inherent in any litigation, especially in complex cases like the Derivative Actions, and believe the Settlement is preferable to continued litigation.

Plaintiffs’ counsel has determined that the Settlement set forth in the Stipulation is in the best interests of ABAT and its securities holders, and will provide ABAT and its securities holders with substantial benefits.  Although Plaintiffs believe that the claims asserted in the Derivative Actions have merit, Plaintiffs’ counsel recognizes uncertainty and risks inherent in any litigation, especially in a complex matter such as the Derivative Actions.  Plaintiffs’ counsel also is mindful of the inherent problems of proof and of the potential defenses to the claims asserted in the Derivative Actions.  Further, in determining that the Settlement is in the best interests of ABAT and ABAT shareholders, Plaintiffs’ counsel has taken into account the high risk that any judgment against the Individual Defendants -- who largely reside in China -- will be uncollectible and that there is minimal insurance applicable to Plaintiffs’ claims in the Derivative Actions.  ABAT and the Individual Defendants have represented to Plaintiffs’ counsel that: (i) the Individual Defendants (with the exception of McFadden and Patti) reside in China and do not have significant assets in the United States; and, (ii) the insurance applicable to the claims alleged in the Derivative Actions has been substantially exhausted on defense costs and the Class Settlement.

Settlement Terms

In consideration for the full settlement and dismissal of the Derivative Actions prejudice, and for the releases provided for as described below, ABAT and the Individual Defendants have agreed to and will arrange to implement the following corporate governance changes and reforms:

A.
ABAT and the Individual Defendants shall establish a Financial Reconciliation Committee whose function is to oversee and establish rules to ensure that the Company’s year end, publicly filed financial statements, whether filed with regulators in the U.S. or China, are consistent with one another to the extent required under applicable accounting rules and regulations and/or identify any material discrepancies among such filings with sufficient information to determine the basis for such discrepancies.

B.
ABAT and the Individual Defendants shall establish a Related Transactions Committee to oversee and establish rules to ensure that any Company transaction is properly vetted for the purpose of identifying and disclosing any related parties.

C.
ABAT and the Individual Defendants shall adopt a policy that requires the Company’s substantive press releases to be reviewed by: (a) the Company’s CEO or the CEO’s designee, and; (b) the Company’s general counsel or outside counsel to the extent any person holds such position(s).

D.
All material litigation, SEC or government investigations, government enforcement actions, or threatened government enforcement actions involving the Company, its directors or officers, will be publicly disclosed within seven (7) days.

E.
ABAT and the Individual Defendants will set up a toll free voice mail box for anonymous complaints or comments from employees.  The Company’s counsel shall monitor the mail box and report monthly, in writing, to the independent directors the substance of the messages and the status of the investigation of such messages.

ABAT and the Individual Defendants have acknowledged that the proposed changes in ABAT’s corporate governance and management structure described above are the result of and in recognition of the issues raised by Plaintiffs in the Derivative Actions; that the Derivative Actions were filed and maintained by Plaintiffs in good faith and in accordance with applicable rules and authorities; that the claims asserted in the Derivative Actions are being settled voluntarily after consultation with competent legal counsel; and that the proposed changes in ABAT’s corporate governance and management structure described above represent a material benefit to the Company.

The Settlement is conditioned upon, and effective upon, the fulfillment of each the following (the “Effective Date”): (i) the Settlement becoming final (“Final Approval”) upon the completion of:  (a) approval of the Settlement, entry of the Order and Final Judgment, and dismissal with prejudice of the Braun Action without the award of any damages, costs, or fees except as specifically provided in the Stipulation and approved by the Court; and (b) such Order and Final Judgment is either finally affirmed on appeal, or is not subject to appeal (or further appeal) by lapse of time or otherwise; (ii) the Class Settlement being finally approved by the Court and becoming “final” as that term is defined in the Class Stipulation; and (iii) dismissal with prejudice of the Blumka Action, which dismissal is finally affirmed on appeal or is not subject to appeal (or further appeal), by lapse of time or otherwise.

Application for Attorneys' Fees and Expenses

At the Settlement Hearing, Plaintiffs’ counsel will make an application to the Court for attorneys’ fees and expenses in the aggregate sum not to exceed $55,000.00 (fifty-five thousand dollars and zero cents).  Plaintiffs’ counsel may seek a compensatory award for Plaintiffs of up to $500 each to be paid from any award of attorneys’ fees and expenses that the Court may award.  In addition, the fee and expense award shall include any attorneys’ fees and expenses to be paid to Plaintiff’s counsel in the Blumka Action, who have agreed not to seek or request the payment of attorneys’ fees or reimbursement of expenses in State Court or any other proceeding.   Except as provided in the Stipulation, the Individual Defendants and the Company shall bear no other expenses, costs, damages or fees incurred by Plaintiffs in the Derivative Actions or any of their attorneys, experts, advisors, agents, or representatives.

The Settlement Hearing

On December 13, 2013, at 10 a.m., the Settlement Hearing will be held before the Court at the United States District Court for the Southern District of New York, 500 Pearl Street, New York, NY, 10007, Courtroom 14(C), to determine: (i) whether the proposed Settlement of the Braun Action on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate and in the best interests of ABAT and the ABAT shareholders and should be approved by the Court; (ii) whether Plaintiff’s counsel’s application for attorneys’ fees and expenses should be granted; and (iii) whether an Order and Final Judgment should be entered pursuant to the Stipulation, approving the proposed Settlement and dismissing the Braun Action.

The Court may adjourn the date of the Settlement Hearing or any adjournment thereof, including the consideration of Plaintiffs’ counsel’s request for attorneys’ fees and expenses, without further notice of any kind to ABAT’s shareholders other than oral announcement at the Settlement Hearing or any adjournment thereof.

The Court has reserved the right to approve the proposed Settlement at or after the Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation without further notice to ABAT’s shareholders.

Right to Appear and Object

ABAT’s shareholders who object to the proposed settlement of the Braun Action, the Order and Final Judgment to be entered in the Braun Action, and/or Plaintiffs’ counsel’s request for attorneys’ fees and reimbursement of expenses, or who otherwise wish to be heard, may appear in person or by their attorney at the Settlement Hearing and present evidence and argument that may be proper and relevant; provided, however, that, except by Order of the Court for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than fourteen (14) business days prior to the Settlement Hearing such person files with the Clerk of the Court and serves upon counsel listed below:  (i) a written notice of intention to appear, identifying the name, address and telephone number of the objector and, if represented, the objector’s counsel; (ii) a signed written statement by the objector of such objector’s objections to any matters before the Court; (iii) the grounds for such objections and the reasons that such objector desires to appear and be heard; (iv) proof of ownership of ABAT common stock, including the number of shares presently held and the date(s) of purchase; and (v) all documents and writings such objector desires the Court to consider.  Such filings shall be served upon the following counsel:

MCLAUGHLIN & STERN, LLP
Lee S. Shalov
260 Madison Avenue
New York, New York 10016

Counsel for the Individual Defendants
and the Company in the Derivative
Actions

LEVI & KORSINSKY, LLP
Shannon L. Hopkins
30 Broad Street, 24th Floor
New York, NY 10004

Counsel for Plaintiff Braun in the Action

VIANALE & VIANALE LLP
Kenneth J. Vianale
2499 Glades Road, Suite 112
Boca Raton, Florida  33431

Counsel for Plaintiff Blumka in the Blumka Action

Such papers must also be filed with the Clerk of the Court, United States District Court for the Southern District of New York, 500 Pearl Street, New York, NY, 10007.

Unless the Court otherwise directs, no ABAT shareholder shall be entitled to object to the approval of the Settlement, any judgment entered thereon, any award of attorneys’ fees and expenses, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as described above.  ABAT shareholders who fail to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in the Action or any other action or proceeding.

The Order and Final Judgment and Releases

The parties have submitted the Settlement to the Court for approval.  Approval of the Settlement will result in total and final settlement of the Braun Action, and the claims asserted therein, and those claims that could have been asserted, will be forever relinquished and discharged.  In addition, within ten (10) days after entry of the Order and Final Judgment, Plaintiff’s counsel in the Blumka Action will file with the State Court a stipulation of discontinuance with prejudice and without costs, which will forever relinquish and discharge the claims asserted in the Blumka Action.

The Order and Final Judgment shall, among other things, provide for the full and complete dismissal of the Derivative Actions with prejudice, and the settlement and release of, and a permanent injunction barring, any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters and issues, known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, that have been, could have been, or in the future can or might be asserted in any court, tribunal or proceeding (including, but not limited to, any claims arising under federal, state, Chinese or other foreign or common law, including the federal securities laws and any state disclosure law), derivatively on behalf of the Company, or by the Company, or by or on behalf of Plaintiffs (as individuals or as class representatives), whether individual, direct, class, derivative (on behalf of the Company or otherwise), representative, legal, equitable, or any other type or in any other capacity (collectively, the “Releasing Persons”) against the Individual Defendants, ABAT or any of their respective families, parent entities, successors, predecessors, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, underwriters, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors and assigns (collectively, the “Released Persons”) which the Releasing Persons ever had, now have, or may have by reason of, arising out of, relating to, or in connection with the acts, events, facts, matters, transactions, occurrences, statements, or representations, or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to the allegations and claims in the Derivative Actions, the complaints in the Derivative Actions, and other transactions referenced or contemplated therein, disclosures made in connection therewith (including the adequacy and completeness of such disclosures), any disclosure of the Company’s actual, projected or estimated financial results (including the adequacy and completeness of such disclosures) (the “Settled Claims”); provided, however, that the Settled Claims shall not release any claims to enforce the Settlement.

The Order and Final Judgment shall bar and release any and all claims, known or unknown, for damages, injunctive relief, or any other remedies against Plaintiff, his attorneys or agents based upon, arising from, or related to prosecution and/or settlement of the Action.

The Order and Final Judgment shall provide that the releases in described in the Stipulation shall extend to all claims that Releasing Persons do not know or suspect to exist at the time of the release of the Settled Claims, which, if known, might have affected the Releasing Persons’ decisions to enter into the releases or the Settlement.  Additionally, Plaintiffs and the Company acknowledge that they may discover facts in addition to or different from those now known or believed to be true with respect to the Settled Claims, but that it is the intention of the Company and Plaintiffs to completely, fully, finally and forever compromise, settle, release, discharge, extinguish, and dismiss any and all Settled Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts.  Plaintiffs and the Company acknowledge that “Unknown Claims” are expressly included in the definition of “Settled Claims,” and that such inclusion was expressly bargained for and was a key element of the Settlement and was relied upon by each and all of the Defendants and the Company in entering into this Stipulation.  “Unknown Claims” means any claim that Plaintiffs or the Company do not know or suspect exists in his or its favor at the time of the release of the Settled Claims as against the Released Persons, including, without limitation, those which, if known, might have affected the decision to enter into the Settlement.  With respect to any of the Settled Claims, the parties stipulate and agree that upon Final Approval (as defined in the Stipulation) of the Settlement, the Company and Plaintiffs shall be deemed to have, and by operation of the Order and Final Judgment by the Court shall have, expressly waived, relinquished and released any and all provisions, rights and benefits conferred by or under any law of the United States or any state of the United States or territory of the United States, or principle of common law:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Scope of this Notice and Additional Information

This Notice contains only a summary of the terms of the proposed Settlement.  For a more detailed statement of the Settlement, you should review a copy of the Stipulation on file with the Clerk of the Court at the office of the Clerk of the Court, United States District Court for the Southern District of New York, 500 Pearl Street, New York, NY, 10007 during regular business hours or contact Plaintiff’s counsel for a copy of the Stipulation.  Plaintiff's counsel can be contacted at:

LEVI & KORSINSKY, LLP
Shannon L. Hopkins
30 Broad Street, 24th Floor
New York, NY 10004

For a more detailed statement of the matters involved in these proceedings, you may also review the files at the office of the Clerk of the Court during regular business hours or contact Plaintiff's counsel.

IF YOU HAVE ANY QUESTIONS, PLEASE MAKE ALL INQUIRIES TO PLAINTIFF’S COUNSEL.  PLEASE DO NOT CONTACT THE COURT OR CLERK OF THE COURT DIRECTLY.

BY ORDER OF THE COURT

/s/